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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

            Quarterly report pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934.

                        Date of Report: December 13, 2000

                        Commission file number 000-23266


                               UroMed Corporation
             (Exact name of registrant as specified in its charter)


    Massachusetts                                                04 - 3104185
   (State or other jurisdiction of                            (I.R.S. Employer
    incorporation or organization)                          Identification No.)





                           1400 Providence Highway
                              Norwood, MA 02062
                              (Address of principal
                               executive offices)


                                 (781) 762-2080
              (Registrant's telephone number, including area code)





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Item 5.  Other Events

On December 13, 2000, The Company issued the statement contained within this filing.



Item 7. Exhibits

        Exhibit Number           Description
        --------------           ------------
            99.1                 Statement  issued  December 13, 2000 regarding
                                 misstatements in a recent individual investor magazine article




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           SIGNATURES

      Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             UroMed Corporation


           Date: December 13, 2000                 /s/ Daniel Muscatello
                --------------               ----------------------------------
                                             Daniel Muscatello, President and
                                             Chief Executive Officer


           Date: December 13, 2000                 /s/ Domenic C. Micale
                --------------              -----------------------------------
                                             Domenic C. Micale, Vice President
                                             of Finance and Administration, and
                                             Treasurer